Stephens Inc. Fall 2008 Investment Conference New York City www.eaglematerials.com NYSE: EXP Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations.  These statements are not historical facts or guarantees of future performance but instead represent only the Company’s beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company’s control.  Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements.  The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; restrictive covenants contained in our debt agreements; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties, equipment failures and catastrophic events; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including climate change regulation); changes in economic conditions specific to any one or more of the Company’s markets; competition;
announced increases in capacity in the gypsum wallboard and cement industries; changes in demand for residential housing construction or commercial construction; environmental liabilities; general economic conditions; and interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas and oil) could affect the revenues and operating earnings of our operations.  In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s results of operations.  These and other factors are described in the Annual Report on Form 10-K for the Company for
the fiscal year ended March 31, 2008 and in its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2008.  These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov.  All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time.  The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

3 1. Eagle at a Glance 2. Industry Outlook 3. Bridge Over Troubled Waters

New residential construction continues to weaken
Non-residential construction’s near term outlook is weak
Public construction remains healthy in some of our markets
With these headwinds why Eagle?  Why now?
Eagle is the best positioned player in our industries
Low-cost producer
Remains profitable at cyclical troughs
Strong present and future cash flows
Significant growth in cash flow when construction rebounds
Current market valuation presents rare opportunity
Current Market Environment

We Continue to Outperform the Group *
8.7% 8.7%
10.0%
12.2%
13.2%
14.7%
15.8%
19.8%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
USG St. Gobain (1) TXI (2) CRH (1) Cemex Vulcan Eagle Martin Marietta Lafarge SA
EBIT Margins (TTM as of 9/30/08)
• Based on comparison of EBIT Margins (TTM) for each of the listed companies
(1) TTM as of 6/30/08
(2) TTM as of 8/31/08
n/a
Median: 12.7%

Financial Highlights
($ in millions)
$429
$503
$617
$860
$922
$750
$0
$200
$400
$600
$800
$1,000
$1,200
2003 2004 2005 2006 2007 2008
For Fiscal Year Ending March 31
* Before Corporate G&A
Revenues Operating Earnings *
$102
$115
$172
$264
$330
$184
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007 2008

7 1. Eagle at a Glance 2. Industry Outlook 3. Bridge Over Troubled Waters

8

U.S. Cement Industry Update
Current Supply/Demand Dynamics
Demand anticipated to decline approximately 10% in calendar
2009
Due to the decline in demand, there have been several recent announcements of plant closures and delayed expansions
U.S. capacity approximately 85% foreign-owned and majority of imports controlled by foreign multi-nationals
Imports of foreign cement have been reduced to geographic
requirements

10 Source: PCA Data and Company estimates U.S. Cement Industry – Consumption 0 20 40 60 80 100 120 140 160 Calendar Year Imports 30% imports 7% imports

$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
Landed price of Asian imports to U.S. Handymax - Southeast Asia to U.S. Gulf
Cost of imported cement
Source: Portland Cement Association; Company estimates
Asian Financial Crisis
(through September 2008)

Public Construction
Spending – Value Put in Place
Source:  Portland Cement Association (Projection from Fall 2008).
$50
$100
$150
$200
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009E
Infrastructure Bill?

13 Private Non-Residential Construction Spending – Value Put in Place $0 $50 $100 $150 $200 $250 $300 $350 Source: U.S. Bureau of the Census; PCA (Projection from Fall 2008) -23%

Our Cement Operations
Eagle Operations Overview
Approximately 3.1 million tons of capacity
3.1% market share (12th in North America)
Low cost producer
Exceptional customer service
Eagle plans to expand its production capacity by nearly 30% to 4.0 million tons
Cement Plants
Cement Terminals
Markets Served

Our Cement Production and Cost
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
3,000
3,200
FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 * FY08
$0
$20
$40
$60
$80
Total Manufactured Tons Produced (L)
Manufactured Cost per Equivalent Ton (R)
* - Includes effect of downtime for Illinois Cement start-up
Energy costs up 50%
Since FY04

16

Wallboard Industry Update
Wallboard demand expected to be approximately 25 billion square feet
(BSF) in calendar 2008 (down 31% from the 2005 peak)
We expect demand to decline another 10% - 12% in calendar 2009
Wallboard production capacity increases are essentially complete
All new plants were built in the East
Wallboard production capacity currently significantly greater than wallboard demand causing very low industry capacity utilization
Wallboard pricing bottomed in Summer 2008 and has rebounded
approximately 20%

Residential Construction
Near Term Outlook
Currently, very low pace of new home construction
Overhang of new and existing homes continues to put downward pressure on new housing starts
Access to 30-year fixed-rate traditional mortgages is limited and interest rates are elevated
Foreclosures still loom as a risk to add to inventory
• ARM resets
• Increased unemployment
Home prices continue to decline in bubble markets
• Very depressed in outlying metropolitan bubble markets
Bottom Line – Residential real estate has not yet bottomed

19 U.S Single Family Housing Starts – 1972-2008E 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Source: U.S Bureau of the Census; Eagle estimates

20 U.S Single Family Building Permits – 1972-2008E 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Source: U.S Bureau of the Census; Eagle estimates

Home Supply –
1972 - 2008 (through August)
0
2
4
6
8
10
12
14
0.00%
0.50%
1.00%
1.50%
2.00%
New Homes Months Supply (L) New Homes for Sale as % of Total Housing Stock (R)
Source: U.S Bureau of the Census

Home Ownership Rates –
1972 - 2008 (through March)
60.00%
65.00%
70.00%
Home Ownership Rates
Source: U.S. Bureau of the Census
11.0 million SF homes rented
75.6 million Owner occupied
110.7 million Total occupied homes

Annual Housing Affordability Index –
1975-2008 (Sept)
0
20
40
60
80
100
120
140
160
Source: National Association of Realtors
The affordability index measures whether or not a typical family could qualify for a mortgage loan on a typical home.  A value of 100 means that a family with the median income has exactly enough income to qualify for a mortgage on a median-priced home

24

Competitive Landscape
38 BSF 26 BSF 24 BSF
Industry Capacity
8 12 13
Number of
Companies
USG
National
Koch (GP)
St. Gobain (BPB)
American
Lafarge
Temple
Pabco
USG
National
GP
LaFarge
Continental
Celotex
James Hardie
Briar
American
Republic
Temple
Pabco
USG
National
GP
Domtar
Celotex
James Hardie
Briar
American
Eagle
Republic
Temple
Standard
Pabco
29%
22%
14%
12%
9%
7%
4%
3%
31%
22%
19%
2%
1%
5%
5%
3%
4%
2%
4%
2%
32%
23%
11%
6%
5%
5%
3%
3%
2%
2%
5%
1%
2%
2008 Capacity Share 1997 Capacity Share 1992 Capacity Share

Wallboard Industry Capacity Expansions
INDUSTRY CAPACITY ADDITIONS
CAPACITY CLOSURES (includes 1 BSF of unspecified closures)
EAGLE PLANTS
Capacity Summary
(in BSF)
37.8 Current
(5.3) Closures
5.2 Additions
37.9 1/1/07

Wallboard Utilization Outlook
(numbers in billion square feet)
66%
37.8
25.1
0.4
10.0
7.4
7.3
CY
2008E
80%
37.9
30.2
0.4
10.8
7.8
11.2
CY
2007
94%
37.2
35.0
0.4
10.6
7.6
16.4
CY
2006
58%
37.8
22.0
0.3
9.6
6.2
5.9
CY
2009E
Average annual industry utilization
Ending annual capacity
Total
Mfd Housing
Repair & Remodel
New Commercial
New Residential
Consumption Estimates:

Eagle’s Wallboard Operations
American Gypsum Operations Overview
18-year history
Nearly 4.0 billion square feet of capacity
9% market share (5th in U.S.)
Lowest cost producer
Exceptional customer service
Premium quality
Wallboard Plants
Reload/Distribution Yards
Core Markets Served

American Gypsum’s Wallboard Production and
Cost
0.0
0.5
1.0
1.5
2.0
2.5
3.0
$0
$15
$30
$45
$60
$75
$90
Total BSF Produced Production Cost / MSF *
* Before SG&A
** Includes effect from start-up of new plant in Georgetown, South Carolina

30

Gypsum Paperboard Industry Update
Nearly 100% vertically integrated
One notable exception – CertainTeed –
• 40% of Republic Paperboard’s capacity supplies 65% of
CertainTeed’s U.S. paper needs
Most industry capacity high cost cylinder machines producing high basis weight gypsum liner
OCC costs are trending down

Eagle’s Gypsum Paperboard Overview
Original design capacity of 220,000 tons has been
increased to 320,000 tons
Republic produces light-weight gypsum paperboard
15% lighter than gypsum industry average
Superior wallboard conversion characteristics
Produces uniform cross-directional strength, weight
and moisture profile
40% of capacity consumed internally, 30% sold through
long-term sales contract with CertainTeed, 30% sold in
spot linerboard market

33

Concrete and Aggregates Industry Update
Over 3 billion tons per year of aggregates produced annually in the U.S.
Top 6 aggregates companies have 38% market share; more than double from
18% in 1980
Large multi-nationals are consolidating
Over 460 million cubic yards per year of ready-mix concrete produced annually in the U.S.
Top 6 Concrete companies have 23% market share
Downturn in construction market causing lower concrete and aggregates demand
Recent heightened emphasis on America’s ailing infrastructure, combined with ailing U.S. economy has Congress reviewing new infrastructure plans

Eagle’s Operations Overview
Strong competitive position in
local markets
Capacity
• Aggregates – 5.5 million tons
• Concrete – 850,000 cubic yards
Complimentary to Eagle’s Cement
business
Organic growth opportunities
Vast aggregates reserves of over
1 billion tons in Northern California
Exceptional customer service
Our Concrete and Aggregates Operation

Construction Demand Drivers
New
Residential,
37%
New Non-
Residential,
26%
Repair and
Remodel, 36%
Other, 1%
• Public Infrastructure
• New Residential Construction
• Commercial Construction
• Repair and Remodel Construction
Public
Infrastructure,
58%
New Non-
Residential,
18%
New
Residential,
17%
Other, 6%
American Gypsum’s
Wallboard
Eagle’s
Cement

37 1. Eagle at a Glance 2. Industry Outlook 3. Bridge Over Troubled Waters

38

Eagle’s Bridge over Troubled Waters
Increased infrastructure spending
Strong cash flow from low-cost operations during difficult times
Premium quality products
Exceptional customer service
Strong long-term customer relationships
Low overhead
Smart, hard working, technologically proficient employees
These bridges, combined with well designed growth plans,
position Eagle for significant growth when construction
markets improve

40 Eagle Materials Inc. Question & Answer

Contact Information
Mark Dendle, Executive Vice President and CFO
Telephone:  214-432-2011
Email:  mdendle@eaglematerials.com
Craig Kesler, Vice President - Investor Relations and Corporate Development
Telephone:  214-432-2013
Email:  ckesler@eaglematerials.com
Steve Rowley, President and CEO
Telephone:  214-432-2020
Email:  srowley@eaglematerials.com
Eagle Materials Inc.                               NYSE:  EXP   www.eaglematerials.com